EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1998 included in and incorporated by reference in Hershey Foods Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



                                               ARTHUR ANDERSEN, LLP



May 8, 1998
New York, New York